UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         AMENDMENT NO. 1 TO FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22902
                                                    -----------

                First Trust New Opportunities MLP & Energy Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                         10 Westport Road, Suite C101a
                                Wilton, CT 06897
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period:  April 30, 2016
                                             ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

================================================================================

                               EXPLANATORY NOTE:

This filing is an amendment to the registrant's Certified Shareholder Report on Form N-CSR filed with the Securities Exchange Commission ("SEC") on July 1, 2016, by the registrant for the period ended April 30, 2016 (SEC Accession Number 0001445546-16-009323). The sole purpose of this amendment is to correct a typographical error in the Valuation Inputs table on page 9 of the version of the report filed with the SEC. This amendment does not reflect events occurring after the filing of the registrant's original report, and, except as described above, does not modify or update the disclosure in the report in any way. If you have any questions or comments, please telephone Kristi Maher at (630) 517-7506.

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.


The Report to Shareholders is attached herewith.


                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND
                                     (FPL)

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2016


                                                                     FIRST TRUST
                                                     ENERGY INCOME PARTNERS, LLC
                                                     ---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statements of Changes in Net Assets.........................................  12
Statement of Cash Flows.....................................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Additional Information......................................................  22


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust New Opportunities MLP & Energy Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2016


Dear Shareholders:

Thank you for your investment in First Trust New Opportunities MLP & Energy Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices, and second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
"AT A GLANCE"
APRIL 30, 2016 (UNAUDITED)

-------------------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                           FPL
Common Share Price                                                       $13.14
Common Share Net Asset Value ("NAV")                                     $12.44
Premium (Discount) to NAV                                                  5.63%
Net Assets Applicable to Common Shares                             $295,784,773
Current Monthly Distribution per Common Share (1)                       $0.1050
Current Annualized Distribution per Common Share                        $1.2600
Current Distribution Rate on Closing Common Share Price (2)                9.59%
Current Distribution Rate on NAV (2)                                      10.13%

--------------------------------------------------------
    COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------
           Common Share Price     NAV
4/15             17.74           19.57
                 17.67           19.50
                 17.34           19.23
                 17.66           19.48
                 17.47           19.44
5/15             16.95           19.10
                 16.50           18.55
                 15.94           18.25
                 15.86           18.33
6/15             15.66           18.21
                 15.64           17.83
                 15.66           17.89
                 15.19           17.56
                 14.77           16.87
7/15             15.50           17.33
                 14.30           16.40
                 15.67           16.92
                 14.51           16.16
8/15             15.07           16.36
                 14.20           15.23
                 13.35           14.61
                 13.75           14.86
9/15             13.39           14.09
                 13.41           14.40
                 14.65           15.38
                 14.48           15.31
                 13.72           14.50
10/15            13.86           14.65
                 13.26           14.18
                 12.01           13.14
                 11.93           13.08
11/15            11.72           13.01
                 10.50           11.20
                  9.39           10.49
                 10.00           10.40
12/15            11.42           11.74
                 10.34           10.85
                  8.67            9.71
                  9.02           10.01
1/16             10.10           10.63
                 10.22           10.43
                  8.89            9.41
                 10.14           10.23
2/16             10.51           10.66
                 11.71           11.18
                 11.65           11.19
                 12.08           11.65
3/16             11.97           11.20
                 11.69           11.03
                 11.58           11.18
                 11.55           11.38
                 13.12           12.28
4/16             13.14           12.44


----------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------
                                                                                   Average Annual
                                                                                    Total Return
                                                 6 Months Ended   1 Year Ended   Inception (3/26/14)
                                                    4/30/16         4/30/16          to 4/30/16
FUND PERFORMANCE (3)
NAV                                                  -9.82%         -29.73%            -12.00%
Market Value                                          0.69%         -18.12%            -11.64%

INDEX PERFORMANCE
S&P 500(R) Index                                      0.43%           1.23%              7.52%
Alerian MLP Total Return Index                       -5.67%         -28.71%            -12.76%
Wells Fargo Midstream MLP Total Return Index         -6.17%         -29.27%             -9.02%
----------------------------------------------------------------------------------------------------


--------------------------------------------------------
                                             % OF TOTAL
INDUSTRY CLASSIFICATION                      INVESTMENTS
--------------------------------------------------------
Pipelines                                       78.5%
Electric Power                                  11.5
Propane                                          5.5
Coal                                             2.7
Gathering & Processing                           0.6
Natural Gas Utility                              0.4
Other                                            0.8
                                               ------
                                 Total         100.0%
                                               ======

--------------------------------------------------------
                                             % OF TOTAL
TOP 10 HOLDINGS                              INVESTMENTS
--------------------------------------------------------
Enterprise Products Partners, L.P.              12.2%
Enbridge Energy Partners, L.P.                   7.2
Magellan Midstream Partners, L.P.                6.8
TransCanada Corp.                                6.8
Spectra Energy Partners, L.P.                    6.2
Plains All American Pipeline, L.P.               5.0
EQT Midstream Partners, L.P.                     4.1
Holly Energy Partners, L.P.                      4.0
TC Pipelines, L.P.                               3.5
ONEOK Partners, L.P.                             3.3
                                               ------
                                 Total          59.1%
                                               ======

(1) Most recent distribution paid or declared through 4/30/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), located in Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, Yield-Co's, and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $4.6 billion of assets as of April 30, 2016. Private funds advised by EIP include a partnership for U.S. high net worth individuals and an open end registered investment company for institutions. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the First Trust New Opportunities MLP & Energy Fund ("FPL" or the "Fund"), an actively managed exchange-traded fund ("ETF"), a sleeve of an actively managed ETF and a sleeve of a series of a variable insurance trust. EIP is registered as an investment advisor with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE - PORTFOLIO MANAGER, FOUNDER AND CEO OF ENERGY
   INCOME PARTNERS, LLC
EVA PAO - CO-PORTFOLIO MANAGER, PRINCIPAL OF ENERGY INCOME PARTNERS, LLC
JOHN TYSSELAND - CO-PORTFOLIO MANAGER, PRINCIPAL OF ENERGY  INCOME PARTNERS, LLC

                                   COMMENTARY

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund pursues its objective by investing in cash-generating securities, with a focus on investing in publicly traded MLPs and MLP-related entities in the energy sector and energy utilities industries. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("AMZX") and the Wells Fargo Midstream MLP Total Return Index ("WCHWMIDT") (collectively the "MLP benchmarks"), the total return for energy-related MLPs over the six months ended April 30, 2016 was -5.67% and -6.17%, respectively. For AMZX, these returns reflect a positive 4.06% from distribution payments, while the remaining returns are due to share price depreciation. For WCHWMIDT, these returns reflect a positive 3.78% from distribution payments, while the remaining returns are due to share price depreciation. These return figures are according to data collected from several sources, including the MLP benchmarks and Bloomberg. While in the short term, market share price appreciation can be volatile, we believe that over the long term such share price appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Growth in per share MLP distributions has averaged about 2.9% annually over the last 10 years(1). The cash distributions of MLPs as represented by the Alerian MLP Total Return Index decreased by about 12.9% over the last 12 months(1).

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return of -9.82%, including the reinvestment of dividends, for the six months ended April 30, 2016(2). This compares, according to collected data, to a total return of 0.43% for the S&P 500(R) Index, -5.67% for AMZX and -6.17% for WCHWMIDT. On a market value basis, the Fund had a total return, including the reinvestment of dividends, of 0.69% for the six months ended April 30, 2016. At the end of the period, the Fund was priced at $13.14, while the NAV was $12.44, a premium of 5.63%. On October 31, 2015, the Fund was priced at $13.86, while the NAV was $14.63, a discount of 5.26%.

The Fund maintained its regular monthly Common Share distribution of $0.105 for the six months ended April 30, 2016.

-----------------------------

(1)   Source: Alerian Capital Management, EIP calculations.

(2) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect a sales load. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

For the six months ended April 30, 2016, the Fund's NAV underperformed the -5.92% average of the MLP benchmarks by 390 basis points. As we have said numerous times, we believe the MLP structure and a high payout ratio is only suitable for a narrow set of long-lived assets that have stable non-cyclical cash flows, such as regulated pipelines or other infrastructure assets that are legal or natural monopolies. Nonetheless, the Fund underperformed the average of the two benchmarks during the quarter as weakness in oil and gas prices continued to weigh on sentiment around MLPs and other high payout energy infrastructure entities, including those that can benefit from lower commodity prices. Falling security prices for companies with high dividend payout ratios, in turn, hurts accretive growth from new projects because more shares have to be issued to raise the same amount of capital. These circumstances drove some managements to reduce dividends and finance projects with internally generated cash flow to avoid selling equity at dilutive prices. While this action preserves long-term value for shareholders, companies in the portfolio that undertook such action were down and contributed to the negative relative performance of the Fund.

Two important factors that can affect the return of the Fund, relative to the average of the MLP benchmarks, are its accrual for taxes and its use of financial leverage through a line of credit. The Fund established a committed facility agreement with BNP Paribas Prime Brokerage Inc. with a current maximum commitment amount of $180,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore the share price. For example, if the prices of securities held by the Fund decline, the effect of changes in common share NAV and common share total return loss is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the MLP benchmarks are not leveraged, nor are their returns net of an accrual for taxes. Leverage had a negative impact on the performance of the Fund over this reporting period.

MARKET AND FUND OUTLOOK

MLPs continue to play an integral role in the restructuring of more diversified energy conglomerates. This restructuring includes the creation by the more diversified conglomerates that are the parent companies of MLPs that contain assets such as pipelines and storage terminals. It also includes the divestiture by some of these parent companies of most or all of their cyclical businesses, leaving the parent company looking very similar to an old-fashioned pipeline utility with a large holding in a subsidiary MLP. We believe these diversified energy conglomerates are restructuring so their regulated infrastructure assets with predictable cash flows may be better valued by the market. In our opinion, the result is a better financing tool to raise capital for the new energy infrastructure projects related to the rapid growth of North American oil and gas production. This phenomenon has spread to the power utility industry but instead of spinning out an MLP, diversified power companies are spinning out a regular "C" corporation with a higher dividend payout ratio (relative to earnings).

From January 1, 2016 through April 30, 2016, the MLP asset class experienced no IPOs compared to 3 IPOs that raised $1.9 billion during the same time period in 2015. Reduced activity may be attributed to weak MLP equity markets as many indexes were down sharply during the trailing 12 months. From January 1, 2016 through April 30, 2016, total MLP equity issuance was down 91% to $0.73 billion compared to $7.8 billion over the same time period of 2015. Total MLP debt transactions were down 92% to $1.5 billion from January 1, 2016 through April 30, 2016, which compares to $17.8 billion over the same time period in 2015 (Barclays MLP Weekly).

The Fund seeks to invest primarily in MLPs and other energy infrastructure companies with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady anticipated dividend distribution that is meant to be most or all of an energy infrastructure company's free cash flow.

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

   SHARES/
    UNITS                                 DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
MASTER LIMITED PARTNERSHIPS - 89.2%

               Chemicals - 0.1%
       17,000  Westlake Chemical Partners, L.P. (a).............................  $         325,380
                                                                                  -----------------

               Gas Utilities - 5.7%
      203,952  AmeriGas Partners, L.P. (a)......................................          8,841,319
      257,493  Suburban Propane Partners, L.P. (a)..............................          7,773,714
                                                                                  -----------------
                                                                                         16,615,033
                                                                                  -----------------

               Independent Power and Renewable Electricity Producers - 2.2%
       26,300  Brookfield Renewable Energy Partners, L.P. (CAD) (a).............            761,520
      200,560  NextEra Energy Partners, L.P. (a)................................          5,794,178
                                                                                  -----------------
                                                                                          6,555,698
                                                                                  -----------------

               Oil, Gas & Consumable Fuels - 81.2%
       91,001  Alliance Holdings GP, L.P. (a)...................................          1,601,618
      531,602  Alliance Resource Partners, L.P. (a).............................          8,319,571
       91,000  Buckeye Partners, L.P. (a).......................................          6,552,000
      280,700  Columbia Pipeline Partners, L.P. (a).............................          4,078,571
    1,230,103  Enbridge Energy Partners, L.P. (a)...............................         26,619,429
    1,688,264  Enterprise Products Partners, L.P. (a)...........................         45,059,766
      192,300  EQT Midstream Partners, L.P. (a).................................         15,247,467
      435,417  Holly Energy Partners, L.P. (a)..................................         14,899,970
      351,942  Magellan Midstream Partners, L.P. (a)............................         25,364,460
      181,933  NGL Energy Partners, L.P. (a)....................................          2,325,104
      342,738  ONEOK Partners, L.P. (a).........................................         12,153,489
      806,400  Plains All American Pipeline, L.P. (a)...........................         18,498,816
      458,200  Spectra Energy Partners, L.P. (a)................................         23,107,026
      275,984  Tallgrass Energy Partners, L.P. (a)..............................         11,342,942
      235,950  TC Pipelines, L.P. (a)...........................................         12,922,982
       64,400  TransMontaigne Partners, L.P. (a)................................          2,633,960
      314,123  Williams Partners, L.P. (a)......................................          9,495,938
                                                                                  -----------------
                                                                                        240,223,109
                                                                                  -----------------
               TOTAL MASTER LIMITED PARTNERSHIPS................................        263,719,220
               (Cost $295,848,133)                                                -----------------

COMMON STOCKS - 35.3%

               Electric Utilities - 5.7%
       53,522  American Electric Power Co., Inc.................................          3,398,647
       20,000  Duke Energy Corp.................................................          1,575,600
       54,400  Emera, Inc. (CAD) (a)............................................          1,971,442
       30,900  Eversource Energy (a)............................................          1,743,996
        6,603  Exelon Corp......................................................            231,699
       16,022  Fortis, Inc. (CAD) (a)...........................................            508,230
        3,725  Hydro One Ltd. (CAD) (a) (b).....................................             69,946
       37,500  NextEra Energy, Inc..............................................          4,409,250
       45,643  Southern (The) Co................................................          2,286,714
       16,165  Xcel Energy, Inc.................................................            647,085
                                                                                  -----------------
                                                                                         16,842,609
                                                                                  -----------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   SHARES                                 DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
COMMON STOCKS (Continued)

               Gas Utilities - 2.3%
       20,100  Atmos Energy Corp. (a)...........................................  $       1,458,255
       23,000  Chesapeake Utilities Corp. (a)...................................          1,368,960
       98,908  UGI Corp. (a)....................................................          3,980,058
                                                                                  -----------------
                                                                                          6,807,273
                                                                                  -----------------

               Multi-Utilities - 5.4%
       10,701  CMS Energy Corp..................................................            435,317
       50,900  National Grid PLC, ADR...........................................          3,665,309
      123,081  Public Service Enterprise Group, Inc.............................          5,677,726
       41,329  SCANA Corp.......................................................          2,838,889
       33,824  Sempra Energy....................................................          3,495,710
                                                                                  -----------------
                                                                                         16,112,951
                                                                                  -----------------

               Oil, Gas & Consumable Fuels - 21.9%
      285,401  Enbridge Income Fund Holdings, Inc. (CAD) (a)....................          6,594,226
       62,900  Enbridge, Inc....................................................          2,612,866
      191,800  Inter Pipeline, Ltd. (CAD) (a)...................................          4,101,374
      199,404  Keyera Corp. (CAD) (a)...........................................          6,422,185
      375,528  Kinder Morgan, Inc. (a)..........................................          6,669,377
        9,000  ONEOK, Inc.......................................................            325,350
      233,547  Spectra Energy Corp..............................................          7,303,015
      610,500  TransCanada Corp.................................................         25,329,645
      277,500  Williams (The) Cos., Inc.........................................          5,380,725
                                                                                  -----------------
                                                                                         64,738,763
                                                                                  -----------------
               TOTAL COMMON STOCKS..............................................        104,501,596
               (Cost $110,650,855)                                                -----------------

REAL ESTATE INVESTMENT TRUSTS - 0.9%

       41,618  CorEnergy Infrastructure Trust, Inc..............................            886,047
      104,636  InfraREIT, Inc. (a)..............................................          1,734,865
                                                                                  -----------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS..............................          2,620,912
               (Cost $3,830,430)                                                  -----------------

               TOTAL INVESTMENTS - 125.4%.......................................        370,841,728
               (Cost $410,329,418) (c)                                            -----------------


  NUMBER OF
  CONTRACTS                               DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
CALL OPTIONS WRITTEN - (1.3%)

               American Electric Power Co., Inc. Calls
          270  @ $65.00 due May 2016............................................             (7,830)
          170  @  67.50 due May 2016 (d)........................................               (850)
                                                                                  -----------------
                                                                                             (8,680)
                                                                                  -----------------
               CMS Energy Corp. Call
           80  @  40.00 due June 2016...........................................            (10,200)
                                                                                  -----------------


Page 6                  See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

  NUMBER OF
  CONTRACTS                               DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
CALL OPTIONS WRITTEN (Continued)

               Enbridge Energy Partners, L.P. Calls
        1,210  @ $20.00 due May 2016............................................           (220,220)
          100  @  22.50 due May 2016............................................             (5,500)
        2,390  @  20.00 due July 2016...........................................           (543,725)
          110  @  22.50 due July 2016...........................................            (11,000)
        3,200  @  25.00 due July 2016...........................................           (136,000)
                                                                                  -----------------
                                                                                           (916,445)
                                                                                  -----------------
               Enbridge, Inc. Call
          600  @  45.00 due June 2016...........................................            (27,000)
                                                                                  -----------------
               Enterprise Products Partners, L.P. Calls
        4,060  @  27.00 due May 2016............................................           (182,700)
        2,520  @  26.00 due June 2016...........................................           (384,300)
        1,700  @  27.00 due June 2016...........................................           (153,000)
        1,000  @  28.00 due June 2016...........................................            (60,000)
          300  @  29.00 due June 2016...........................................             (7,500)
                                                                                  -----------------
                                                                                           (787,500)
                                                                                  -----------------
               Kinder Morgan, Inc. Calls
          550  @  20.00 due May 2016............................................             (3,300)
          570  @  21.00 due May 2016............................................               (570)
        1,010  @  21.00 due June 2016...........................................            (10,100)
                                                                                  -----------------
                                                                                            (13,970)
                                                                                  -----------------
               Magellan Midstream Partners, L.P. Call
        1,990  @  72.50 due May 2016............................................           (352,230)
                                                                                  -----------------
               NextEra Energy, Inc. Calls
          120  @ 120.00 due May 2016............................................             (5,400)
          190  @ 125.00 due May 2016............................................             (1,900)
                                                                                  -----------------
                                                                                             (7,300)
                                                                                  -----------------
               Plains All American Pipeline, L.P. Calls
          800  @  22.50 due May 2016............................................           (112,000)
          680  @  25.00 due May 2016............................................            (27,200)
        1,500  @  25.00 due June 2016...........................................           (114,000)
        1,600  @  27.00 due June 2016...........................................            (60,000)
                                                                                  -----------------
                                                                                           (313,200)
                                                                                  -----------------
               Public Service Enterprise Group, Inc. Calls
          470  @  50.00 due June 2016...........................................             (9,400)
          500  @  50.00 due December 2016.......................................            (45,000)
                                                                                  -----------------
                                                                                            (54,400)
                                                                                  -----------------
               SCANA Corp. Calls
          200  @  65.00 due May 2016............................................            (68,000)
          200  @  70.00 due May 2016............................................            (11,500)
                                                                                  -----------------
                                                                                            (79,500)
                                                                                  -----------------
               Sempra Energy Calls
          100  @ 105.00 due July 2016...........................................            (21,750)
          150  @ 110.00 due July 2016...........................................             (9,000)
                                                                                  -----------------
                                                                                            (30,750)
                                                                                  -----------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

  NUMBER OF
  CONTRACTS                               DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
CALL OPTIONS WRITTEN (Continued)

               Spectra Energy Corp. Calls
           60  @ $33.00 due May 2016............................................  $            (900)
          980  @  33.00 due June 2016...........................................            (29,400)
                                                                                  -----------------
                                                                                            (30,300)
                                                                                  -----------------
               TransCanada Corp. Calls
        4,856  @  40.00 due May 2016............................................           (951,776)
          200  @  40.00 due August 2016.........................................            (58,500)
          130  @  45.00 due November 2016.......................................            (17,225)
                                                                                  -----------------
                                                                                         (1,027,501)
                                                                                  -----------------
               Williams (The) Cos., Inc. Calls
        1,830  @  20.00 due June 2016...........................................           (237,900)
          490  @  20.00 due August 2016.........................................            (73,500)
                                                                                  -----------------
                                                                                           (311,400)
                                                                                  -----------------
               Xcel Energy, Inc. Call
          100  @  45.00 due September 2016......................................             (1,500)
                                                                                  -----------------
               TOTAL CALL OPTIONS WRITTEN.......................................         (3,971,876)
               (Premiums received $2,003,582)                                     -----------------

               OUTSTANDING LOAN - (32.0%).......................................        (94,500,000)
               NET OTHER ASSETS AND LIABILITIES - 7.9%..........................         23,414,921
                                                                                  -----------------
               NET ASSETS - 100.0%..............................................  $     295,784,773
                                                                                  =================

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c) Aggregate cost for federal income tax purposes is $372,122,497. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $38,518,335 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $39,799,104.

(d) This investment is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2016, investments noted as such are valued at $(850) or (0.0)% of net assets.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.


Page 8                  See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                            LEVEL 2            LEVEL 3
                                                       TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                      VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                     4/30/2016            PRICES             INPUTS             INPUTS
                                                  ----------------   ----------------   ----------------   ----------------
Master Limited Partnerships*....................  $    263,719,220   $    263,719,220   $             --   $             --
Common Stocks*..................................       104,501,596        104,501,596                 --                 --
Real Estate Investment Trusts...................         2,620,912          2,620,912                 --                 --
                                                  ----------------   ----------------   ----------------   ----------------
Total Investments...............................  $    370,841,728   $    370,841,728   $             --   $             --
                                                  ================   ================   ================   ================


                                                     LIABILITIES TABLE
                                                                                            LEVEL 2            LEVEL 3
                                                       TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                      VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                     4/30/2016            PRICES             INPUTS             INPUTS
                                                  ----------------   ----------------   ----------------   ----------------
Call Options Written............................  $     (3,971,876)  $     (3,971,026)  $           (850)  $             --
                                                  ================   ================   ================   ================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of April 30, 2016, the Fund transferred a common stock valued at $69,946 from Level 2 to Level 1 of the fair value hierarchy. The common stock that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, this common stock was fair valued because a price was not available from a third-party pricing service.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value
     (Cost $410,329,418)...........................................................................     $  370,841,728
Cash...............................................................................................         23,817,482
Receivables:
     Return of capital.............................................................................          2,780,392
     Dividends.....................................................................................            133,824
     Dividend reclaims.............................................................................              2,248
     Interest......................................................................................                226
     Income tax....................................................................................          1,350,911
Prepaid expenses...................................................................................             15,604
                                                                                                        --------------
     Total Assets..................................................................................        398,942,415
                                                                                                        --------------
LIABILITIES:
Outstanding loan...................................................................................         94,500,000
Options written, at value (Premiums received $2,003,582)...........................................          3,971,876
Payables:
     Investment securities purchased...............................................................          4,154,070
     Investment advisory fees......................................................................            304,136
     Audit and tax fees............................................................................             88,063
     Interest and fees on loan.....................................................................             74,930
     Custodian fees................................................................................             18,254
     Administrative fees...........................................................................             16,317
     Printing fees.................................................................................             11,169
     Trustees' fees and expenses...................................................................              6,601
     Transfer agent fees...........................................................................              5,924
     Legal fees....................................................................................              5,400
     Financial reporting fees......................................................................                771
Other liabilities..................................................................................                131
                                                                                                        --------------
     Total Liabilities.............................................................................        103,157,642
                                                                                                        --------------
NET ASSETS.........................................................................................     $  295,784,773
                                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................     $  402,077,439
Par value..........................................................................................            237,794
Accumulated net investment income (loss), net of income taxes......................................          7,066,470
Accumulated net realized gain (loss) on investments, written options and foreign
  currency transactions, net of income taxes.......................................................        (68,452,317)
Net unrealized appreciation (depreciation) on investments, written options and
  foreign currency translation, net of income taxes................................................        (45,144,613)
                                                                                                        --------------
NET ASSETS.........................................................................................     $  295,784,773
                                                                                                        ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................     $        12.44
                                                                                                        ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........         23,779,451
                                                                                                        ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $162,579).............................................     $    2,863,596
Interest...........................................................................................                536
                                                                                                        --------------
     Total investment income.......................................................................          2,864,132
                                                                                                        --------------
EXPENSES:
Investment advisory fees...........................................................................          1,841,422
Interest and fees on loan..........................................................................          1,625,175
Administrative fees................................................................................             91,190
Audit and tax fees.................................................................................             50,215
Printing fees......................................................................................             46,809
Custodian fees.....................................................................................             30,451
Transfer agent fees................................................................................             13,475
Trustees' fees and expenses........................................................................              9,783
Legal fees.........................................................................................              6,665
Financial reporting fees...........................................................................              4,625
Other..............................................................................................             32,803
                                                                                                        --------------
     Total expenses................................................................................          3,752,613
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES..........................................................           (888,481)
                                                                                                        --------------
     Current state income tax benefit (expense)..................................            (6,216)
     Deferred federal income tax benefit (expense)...............................        14,344,844
     Deferred state income tax benefit (expense).................................          (754,362)
                                                                                     --------------
Total income tax benefit (expense).................................................................         13,584,266
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS).......................................................................         12,695,785
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
     Investments...................................................................................        (77,774,647)
     Written options...............................................................................          3,335,869
     Foreign currency transactions.................................................................             (5,888)
                                                                                                        --------------
Net realized gain (loss) before taxes..............................................................        (74,444,666)
                                                                                                        --------------
     Deferred federal income tax benefit (expense)...............................          (952,491)
     Deferred state income tax benefit (expense).................................         1,364,578
                                                                                     --------------
Total income tax benefit (expense).................................................................            412,087
                                                                                                        --------------
Net realized gain (loss) on investments, written options and foreign currency transactions.........        (74,032,579)
Net increase from payment by the sub-advisor.......................................................              5,716
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) before taxes on:

     Investments...................................................................................         41,033,914
     Written options...............................................................................         (2,772,791)
     Foreign currency translation..................................................................              2,742
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) before taxes..................................         38,263,865
                                                                                                        --------------
     Deferred federal income tax benefits (expense)..............................       (13,392,353)
     Deferred state income tax benefits (expense)................................          (610,216)
                                                                                     --------------
     Total income tax benefit (expense)............................................................        (14,002,569)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) on investments, written
  options and foreign currency translation.........................................................         24,261,296
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................        (49,765,567)
                                                                                                        --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...................................     $  (37,069,782)
                                                                                                        ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS
                                                                                         ENDED               YEAR
                                                                                       4/30/2016            ENDED
                                                                                      (UNAUDITED)         10/31/2015
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss).....................................................    $   12,695,785      $  (5,223,362)
Net realized gain (loss).........................................................       (74,032,579)         6,092,286
Net increase from payment by the sub-advisor ....................................             5,716                 --
Net change in unrealized appreciation (depreciation).............................        24,261,296       (109,103,288)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations..................       (37,069,782)      (108,234,364)
                                                                                     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................                --                 --
Return of capital................................................................       (14,967,085)       (28,981,388)
                                                                                     --------------     --------------
Total distributions to shareholders..............................................       (14,967,085)       (28,981,388)
                                                                                     --------------     --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested...........................................           271,525                 --
Offering costs...................................................................                --             31,345
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from capital transactions........           271,525             31,345
                                                                                     --------------     --------------
Total increase (decrease) in net assets..........................................       (51,765,342)      (137,184,407)
NET ASSETS:
Beginning of period..............................................................       347,550,115        484,734,522
                                                                                     --------------     --------------
End of period....................................................................    $  295,784,773     $  347,550,115
                                                                                     ==============     ==============
Accumulated net investment income (loss) net of income taxes at end of period....    $    7,066,470     $  (5,629,315)
                                                                                     ==============     ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.............................................        23,755,236         23,755,236
Common Shares issued as reinvestment under the Dividend Reinvestment Plan........            24,215                 --
                                                                                     --------------     --------------
Common Shares at end of period...................................................        23,779,451         23,755,236
                                                                                     ==============     ==============


Page 12                 See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..................    $  (37,069,782)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments....................................................       (87,584,160)
     Sales, maturities and paydowns of investments...............................       141,985,420
     Proceeds from written options...............................................         4,296,674
     Amount paid to close written options........................................          (138,877)
     Return of capital received from investment in MLPs..........................         9,604,172
     Net realized gain/loss on investments and written options...................        74,438,778
     Net change in unrealized appreciation/depreciation on investments
        and written options......................................................       (38,261,123)
     Net increase from payment by sub-advisor....................................            (5,716)
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in income tax receivable...........................................             1,005
     Increase in interest receivable.............................................              (185)
     Decrease in dividends receivable............................................         4,172,101
     Increase in return of capital receivable....................................        (2,780,392)
     Increase in prepaid expenses................................................            (5,500)
     Increase in interest and fees on loan payable...............................            44,686
     Decrease in investment advisory fees payable................................          (102,234)
     Decrease in audit and tax fees payable......................................           (10,937)
     Increase in legal fees payable..............................................             3,127
     Decrease in printing fees payable...........................................           (14,761)
     Decrease in administrative fees payable.....................................           (91,696)
     Increase in custodian fees payable..........................................             2,742
     Increase in transfer agent fees payable.....................................             3,446
     Increase in Trustees' fees and expenses payable.............................             4,918
     Decrease in other liabilities...............................................              (397)
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES............................................                       $   68,491,309
                                                                                                        --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds of Common Shares reinvested........................................           271,525
     Distributions to Common Shareholders from return of capital.................       (14,967,085)
     Proceeds from borrowing.....................................................        11,000,000
     Repayment of borrowing......................................................       (44,500,000)
                                                                                     --------------
CASH USED IN FINANCING ACTIVITIES................................................                          (48,195,560)
                                                                                                        --------------
Increase in cash (a).............................................................                           20,295,749
Cash at beginning of period......................................................                            3,521,733
                                                                                                        --------------
CASH AT END OF PERIOD............................................................                       $   23,817,482
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees................................                       $    1,580,489
                                                                                                        ==============
Cash paid during the period for taxes............................................                       $        5,211
                                                                                                        ==============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $2,742.


                        See Notes to Financial Statements                Page 13

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    SIX MONTHS                      FOR THE PERIOD
                                                      ENDED             YEAR        3/26/2014 (a)
                                                     4/30/16           ENDED           THROUGH
                                                   (UNAUDITED)        10/31/15        10/31/2014
                                                  --------------   --------------   --------------
Net asset value, beginning of period.............   $    14.63       $    20.41       $    19.10 (b)
                                                    ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................         0.53            (0.22)           (0.02)
Net realized and unrealized gain (loss)..........        (2.09)           (4.34)            1.91
                                                    ----------       ----------       ----------
Total from investment operations.................        (1.56)           (4.56)            1.89
                                                    ----------       ----------       ----------
Capital reduction from issuance of Common
   Shares related to over-allotment..............           --               --            (0.04)
                                                    ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain................................           --               --            (0.21)
Return of capital................................        (0.63)           (1.22)           (0.29)
                                                    ----------       ----------       ----------
Total distributions to Common Shareholders.......        (0.63)           (1.22)           (0.50)
                                                    ----------       ----------       ----------
Common Shares offering costs charged to
   paid-in capital...............................           --             0.00 (c)        (0.04)
                                                    ----------       ----------       ----------
Net asset value, end of period...................   $    12.44       $    14.63       $    20.41
                                                    ==========       ==========       ==========
Market value, end of period......................   $    13.14       $    13.86       $    17.93
                                                    ==========       ==========       ==========
TOTAL RETURN BASED ON NET ASSET VALUE (d)........        (9.82)% (e)     (22.78)%           9.72%
                                                    ==========       ==========       ==========
TOTAL RETURN BASED ON MARKET VALUE (d)...........         0.69%          (16.75)%          (7.95)%
                                                    ==========       ==========       ==========

Net assets, end of period (in 000's).............   $  295,785       $  347,550       $  484,735
Portfolio turnover rate..........................           24%              45%              23%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes (f)..         2.80% (g)       (2.93)%          10.37% (g)
Excluding current and deferred income taxes......         2.79% (g)        2.24%            1.94% (g)
Excluding current and deferred income taxes
   and interest expense..........................         1.58% (g)        1.50%            1.46% (g)

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Net investment income (loss) ratio
   before tax expenses...........................        (0.66)% (g)       0.15%           (0.29)% (g)
Net investment income (loss) ratio
   including tax expenses (f)....................        (0.67)% (g)       5.32%           (8.72)% (g)

INDEBTEDNESS:
Total loan outstanding (in 000's)................   $   94,500       $  128,000       $  159,000
Asset coverage per $1,000 of indebtedness (h)....   $    4,130       $    3,715       $    4,049

-----------------------------

(a) Initial seed date was February 7, 2014. The Fund commenced operations on March 26, 2014.

(b) Beginning net asset value is net of sales load of $0.90 per share from the initial offering.

(c)   Amount is less than $0.01.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e) The Fund received a payment from the sub-advisor in the amount of $5,716 in connection with a trade error. The payment from the sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(f) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(g)   Annualized.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                           APRIL 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust New Opportunities MLP & Energy Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on October 15, 2013 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FPL on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to Common Shareholders. The Fund seeks to provide its Common Shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in master limited partnerships ("MLPs") and MLP-related entities in the energy sector and energy utilities industries that are weighted towards non-cyclical, fee-for-service revenues. These investments in which Energy Income Partners, LLC ("EIP" or the "Sub- Advisor") intends to invest are represented by assets comprised of interstate pipelines, intrastate pipelines with long-term contracts, power generation assets, storage and terminal facilities with long-term contracts and regulated power transmission and distribution assets. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), MLPs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Securities traded in the over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                           APRIL 30, 2016 (UNAUDITED)

appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock and MLPs held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock and MLPs the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                           APRIL 30, 2016 (UNAUDITED)

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) before taxes on written options" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

D. DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to make monthly distributions to Common Shareholders. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes, on Fund taxable income. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will generally be taxed as a capital gain.

Distributions of $14,967,085 paid during the six months ended April 30, 2016 are anticipated to be characterized as return of capital. However, the ultimate determination of the character of the distributions will be made after the 2016 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                           APRIL 30, 2016 (UNAUDITED)

E. INCOME TAXES

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the six months ended April 30, 2016, distributions of $9,605,159 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:

Current federal income tax benefit (expense)..........   $         --
Current state income tax benefit (expense)............         (6,216)
Current foreign income tax benefit (expense)..........             --
Deferred federal income tax benefit (expense).........             --
Deferred state income tax benefit (expense)...........             --
                                                         ------------
Total income tax benefit (expense)....................   $     (6,216)
                                                         ============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund's 2016 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund's deferred tax assets and liabilities as of April 30, 2016 are as follows:

Deferred tax assets:
Federal net operating loss............................   $ 36,305,633
State net operating loss..............................      3,077,946
State income taxes....................................             --
Capital loss carryforward.............................             --
Other.................................................        945,347
                                                         ------------
Total deferred tax assets.............................     40,328,926
Less: valuation allowance.............................    (41,649,642)
                                                         ------------
Net deferred tax assets...............................   $ (1,320,716)
                                                         ============

Deferred tax liabilities:

Unrealized gains on investment securities.............   $  1,320,716
                                                         ------------
Total deferred tax liabilities........................      1,320,716
                                                         ------------
Total net deferred tax liabilities....................   $         --
                                                         ============

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate..............   $(12,974,248)
State income taxes, net...............................     (1,149,182)
Change in valuation allowance.........................     14,581,910
Other.................................................       (452,264)
                                                         ------------
Total.................................................   $      6,216
                                                         ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                           APRIL 30, 2016 (UNAUDITED)

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014 and 2015 remain open to federal and state audit. As of April 30, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

The Fund will pay all expenses directly related to its operations.

G. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) before taxes on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) before taxes on investments" on the Statement of Operations.

H. ORGANIZATION AND OFFERING COSTS

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and the Sub-Advisor paid all organization expenses. The Fund's Common Share offering costs of $880,000 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended October 31, 2014.

During the year ended October 31, 2015, it was determined that actual offering costs were less than the estimated offering costs by $31,345. Therefore, paid-in capital was increased by that amount in the current fiscal year, as reflected in the offering costs line item on the Statement of Changes in Net Assets.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

During the six months ended April 30, 2016, the Fund received a payment from the Sub-Advisor of $5,716 in connection with a trade error.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                           APRIL 30, 2016 (UNAUDITED)

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended April 30, 2016, were $91,289,864 and $141,342,558, respectively.

                           5. DERIVATIVE TRANSACTIONS

Written option activity for the Fund was as follows:

                                                  NUMBER OF
WRITTEN OPTIONS                                   CONTRACTS      PREMIUMS
---------------------------------------------------------------------------
Options outstanding at October 31, 2015.......       40,150     $ 2,143,525
Options Written...............................       75,246       4,296,674
Options Expired...............................      (55,866)     (3,239,441)
Options Exercised.............................      (18,561)       (961,871)
Options Closed................................       (3,983)       (235,305)
                                                  ---------     -----------
Options outstanding at April 30, 2016.........       36,986     $ 2,003,582
                                                  =========     ===========

The following table presents the types of derivatives held by the Fund at April 30, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                         ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                ------------------------------------      --------------------------------------
DERIVATIVE           RISK       STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
INSTRUMENT         EXPOSURE      LIABILITIES LOCATION       VALUE           LIABILITIES LOCATION        VALUE
---------------   -----------   -----------------------   ----------      -------------------------   ----------
Written Options   Equity Risk             --                  --          Options written, at value   $3,971,876

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
-----------------------------------------------------------------------------
EQUITY RISK
Net realized gain (loss) before taxes on written options....    $   3,335,869
Net change in unrealized appreciation (depreciation) before
   taxes on written options.................................       (2,772,791)

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund has a committed facility agreement (the "Agreement") with BNP Paribas Prime Brokerage Inc. ("BNP"). Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the Agreement except upon 180 calendar days' prior notice. The maximum commitment amount is $180,000,000. The borrowing rate under the Agreement on the floating rate financing amount is equal to 1-month LIBOR plus 70 basis points. $39,000,000 of the commitment has a to fixed-rate financing of 3.31% for a ten-year period. An additional $39,750,000 has a fixed-rate financing of 3.06% for a ten-year period. In addition, under the Agreement, the Fund pays a commitment fee of 0.55% annually on the undrawn amount of the facility; provided, however, that such commitment fee is waived on any day in which the amount drawn on the facility is 80% or more of the total commitment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                           APRIL 30, 2016 (UNAUDITED)

The average amount outstanding for the six months ended April 30, 2016 was $99,736,264, with a weighted average interest rate of 2.73%. As of April 30, 2016, the Fund had outstanding borrowings of $94,500,000 under the Committed Facility Agreement. On the floating rate financing amount, the high and low annual interest rates for the six months ended April 30, 2016 were 1.14% and 0.89%, respectively. The weighted average interest rate at April 30, 2016 was 2.84%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         8. INDUSTRY CONCENTRATION RISK

Under normal market conditions, the Fund will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies and at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

      9. CLARIFICATION TO INVESTMENT STRATEGY RELATING TO CANADIAN INCOME

EQUITIES On March 7, 2016, the Board of Trustees for the Fund (the "Board") approved a clarification to the Fund's investment strategy relating to the Fund's investment in Canadian Income Equities. The Fund's investment strategy outlined in the Fund's prospectus provides as follows:

      The Fund currently expects that its investments in Canadian Income Equities will be, under normal market conditions, between 10% to 20% of its Managed Assets.

The extent to which the Fund invests in Canadian Income Equities has evolved over time. Accordingly, the Board approved the following clarification to the Fund's investment strategy:

      The Fund expects that its investments in Canadian Income Equities will be, under normal market conditions, up to 20% of its Managed Assets.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 19, 2016, the Fund declared a distribution of $0.105 per share to Common Shareholders of record on June 3, 2016, payable June 15, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                           APRIL 30, 2016 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                           APRIL 30, 2016 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust New Opportunities MLP & Energy Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 21,721,418, the number of votes against was 260,897 and the number of broker non-votes was 1,772,921. The number of votes cast in favor of Mr. Nielson was 21,744,989, the number of votes against was 237,326 and the number of broker non-votes was 1,772,921. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

DERIVATIVES RISK: The Fund may enter into total return swaps, credit default swaps or other types of swaps, options, forwards and combinations thereof and related derivatives. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The Fund's ability to successfully use hedging and interest rate derivative transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

INDUSTRY CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies and at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                           APRIL 30, 2016 (UNAUDITED)

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) Effective May 2, 2016, John K. Tysseland, Senior Analyst and Principal of Energy Income Partners, was added as a Portfolio Manager of the Fund. Prior to joining Energy Income Partners, Mr. Tysseland worked at Citi Research most currently serving as a Managing Director where he covered midstream energy companies and MLPs. From 1998 to 2005, he worked at Raymond James & Associates as a Vice President who covered the oilfield service industry and established the firm's initial coverage of MLPs in 2001. Prior to that, he was an Equity Trader at Momentum Securities from 1997 to 1998 and an Assistant Executive Director at Sumar Enterprises from 1996 to 1997.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the registrant's organizational meeting the registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the registrant's board of trustees as described below:

      When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. A shareholder may recommend a person for nomination as a candidate at any time. If a recommendation is received with satisfactorily completed information (as set forth below) regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

      To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
      (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee. The Committee will not consider new trustee candidates who are 72 years of age or older.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust New Opportunities MLP & Energy Fund
            -------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: October 6, 2016
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: October 6, 2016
     -----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: October 6, 2016
     -----------------

* Print the name and title of each signing officer under his or her signature.